EXHIBIT A

                        PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made as of July 29, 1996 between HOTCHKIS and WILEY, a California limited partnership, ("Portfolio Manager") and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust"), for effectiveness in accordance with
Section 7 hereof.

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers five series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Value Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.  APPOINTMENT OF PORTFOLIO MANAGER.
The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2.  DUTIES OF PORTFOLIO MANAGER.
(a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

      (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

      (ii)  maintain  all  applicable books and records with  respect  to  the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and
the  identity  of  the  effecting broker or dealer.   Portfolio  Manager  will
preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request;

      (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

      (iv)  render regular reports to the Trust concerning the performance  of
Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. PORTFOLIO TRANSACTION AND BROKERAGE. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio

                                    Portfolio Management Agreement -- Hotchkis
                                                    The Value Equity Portfolio
                                                                       7/22/96
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Manager  determines in good faith that such commission is reasonable in  terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, without prior written approval of the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.  EXPENSES AND COMPENSATION.
Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of .30% of the average daily net asset value of the Account, which fee shall be payable monthly.

5.  LIMITATION OF LIABILITY AND INDEMNIFICATION.
(a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon information provided, in writing, by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) in accordance with Section 9 of the Agreement or otherwise, in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filings"), provided that a copy of any such filing is provided to Portfolio Manager (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual report on Form N-SAR or any shareholder report or proxy statement.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and expenses, including reasonable attorneys' fees, (collectively, "Losses") to the extent that Losses are incurred as a result of statements contained in an SEC Filing ("Disputed Statements") that are misleading either because they are
(i) untrue statements of material fact; or (ii) omitted to state any material fact necessary in order to make the statements made, in the light of the

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                                                    The Value Equity Portfolio
                                                                       7/22/96
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circumstances under which they are made, not misleading.   For purposes of the
indemnification obligation set forth in this Section 5(c), a Disputed Statement will be deemed misleading if so declared by a decision of a court or administrative law judge or in an order of settlement issued by any court or administrative body.

  (d) Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, from any Losses to the extent that such Losses are incurred as a result of Disputed Statements that are alleged (i) to be untrue statements of material fact; or (ii) to have omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, provided that the indemnification obligation set forth in this Section 5(d) is expressly limited to Losses arising from Disputed Statements that accurately reflect information provided to the Trust in writing by the Portfolio Manager and that cannot be independently verified by the Trust. Further, the indemnification set forth in this Section 5(d) will not require reimbursement of fees or expenses other than those incurred by the Trust's regular counsel in connection with such counsel's representation of the Trust or its Trustees.

(e) The indemnification obligations set forth in Sections 5(c) and (d) shall not apply unless (i) Disputed Statements accurately reflect information provided to the Trust in writing by the Portfolio Manager; (ii) Disputed Statements were included in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager; (iii) the Portfolio Manager was afforded the opportunity to review Disputed Statements in connection with the 10 business day review requirement set forth in Section 5(b) above; and
(iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) and (d) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's Custodian, Administrator or Accounting Agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing any Disputed Statement.

6.  PERMISSIBLE INTEREST.
Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, the Trustees , officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.  DURATION, TERMINATION AND AMENDMENTS.
This Agreement shall become effective as of the date on which that certain contract between Cowen Asset Management and the Trust relating to the Portfolio terminates. This Agreement shall continue in effect for two years

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                                                    The Value Equity Portfolio
                                                                       7/22/96
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from  its  effective  date,  unless  sooner  terminated,  provided  that  this
Agreement is approved by the shareholders of The Value Equity Portfolio within 120 days of such effective date. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees ") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment.

For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8.  CONFIDENTIALITY; USE OF NAME.
Portfolio Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service providers. Portfolio Manager agrees that Portfolio Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Portfolio Manager's responsibilities hereunder. In addition, Portfolio Manager shall use its best efforts to ensure that any agent or affiliate of Portfolio Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of) HCCI, and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of Hirtle, Callaghan and Co. Inc. ("HCCI") and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The provisions of this Section 8 shall survive termination of this Agreement.

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                                                    The Value Equity Portfolio
                                                                       7/22/96

9. REPRESENTATION, WARRANTIES AND AGREEMENTS OF PORTFOLIO MANAGER. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under
Section 9 of the Investment Company Act.

(b) It understands that, as a result of its services hereunder, certain of its employees and officers may be deemed "access persons" of the Trust within the meaning of Rule 17j-1 under the Investment Company Act and that each such access person is subject to the provisions of the code of ethics ("Trust's Code") adopted by the Trust in compliance with such rule. Portfolio Manager further represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 204-2(a)(12) under the Investment Advisers Act and will provide the Trust with a copy of such code of ethics. During the period that this Agreement is in effect, an officer or director of Portfolio Manager shall certify to the Trust, on a quarterly basis, that Portfolio Manager has complied with the requirements of the Portfolio Manager's Code during the prior year; and that either (i) that no violation of such code occurred or (ii) if such a violation occurred, that appropriate action was taken in response to such violation. In addition, Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make every effort to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10.  STATUS OF PORTFOLIO MANAGER.
The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

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                                                    The Value Equity Portfolio
                                                                       7/22/96
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11.  COUNTERPARTS AND NOTICE.
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows, or to such other person or address as may be designated, in writing, by the party to whom such notice is to be given:

If to the Trust:
                      Mr. Donald E. Callaghan, President
                          The Hirtle Callaghan Trust
                           575 East Swedesford Road
                                Wayne, PA 19087

If to Portfolio Manager:

                              Hotchkis and Wiley
                      800 West Sixth Street, Fifth Floor
                         Los Angeles, California 90017

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek the satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                                    Hotchkis and Wiley

/s/                                        By: /s/  Hotchkis and Wiley

                                           Chief Financial Officer


ATTEST:                                    The Hirtle Callaghan Trust

/s/                                        By: /s/ The Hirtle Callaghan Trust
                                    Portfolio Management Agreement -- Hotchkis
                                                    The Value Equity Portfolio
                                                                       7/22/96

                                                                     EXHIBIT B
                                          FORM OF AGREEMENT (POST ACQUISITION)

    THE FORM OF AGREEMENT BELOW IS MARKED TO SHOW CHANGES FROM THE HOTCHKIS
                                  AGREEMENT.

                        PORTFOLIO MANAGEMENT AGREEMENT


AGREEMENT made this __________day of __________ 1996, between HOTCHKIS and WILEY, ("Portfolio Manager"), a division of Merrill Lynch Asset Management, L.P. and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust"), for effectiveness in accordance with Section 7 hereof.

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers five series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Value Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.  APPOINTMENT OF PORTFOLIO MANAGER.
The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2.  DUTIES OF PORTFOLIO MANAGER.
(a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.




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                                                    The Value Equity Portfolio
                                                                       7/22/96
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(b)  Subject  to  the  general supervision of the Trust's Board  of  Trustees,
Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

      (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

      (ii)  maintain  all  applicable books and records with  respect  to  the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and
the  identity  of  the  effecting broker or dealer.   Portfolio  Manager  will
preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request;

      (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

      (iv)  render regular reports to the Trust concerning the performance  of
Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.


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                                                    The Value Equity Portfolio
                                                                       7/22/96
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
3. PORTFOLIO TRANSACTION AND BROKERAGE. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, without prior written approval of the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.  EXPENSES AND COMPENSATION.
Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of .30% of the average daily net asset value of the Account, which fee shall be payable monthly.

5.  LIMITATION OF LIABILITY AND INDEMNIFICATION.
(a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon information provided, in writing, by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) in accordance with Section 9 of the Agreement or otherwise, in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filings"), provided that a copy of any such filing is provided to Portfolio Manager (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual report on Form N-SAR or any shareholder report or proxy statement.
                                    Portfolio Management Agreement -- Hotchkis
                                                    The Value Equity Portfolio
                                                                       7/22/96

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and expenses, including reasonable attorneys' fees, (collectively, "Losses") to the extent that Losses are incurred as a result of statements contained in an SEC Filing ("Disputed Statements") that are misleading either because they are
(i) untrue statements of material fact; or (ii) omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading. For purposes of the indemnification obligation set forth in this Section 5(c), a Disputed Statement will be deemed misleading if so declared by a decision of a court or administrative law judge or in an order of settlement issued by any court or administrative body.

(d) Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, from any Losses to the extent that such Losses are incurred as a result of Disputed Statements that are alleged (i) to be untrue statements of material fact; or (ii) to have omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, provided that the indemnification obligation set forth in this Section 5(d) is expressly limited to Losses arising from Disputed Statements that accurately reflect information provided to the Trust in writing by the Portfolio Manager and that cannot be independently verified by the Trust. Further, the indemnification set forth in this Section 5(d) will not require reimbursement of fees or expenses other than those incurred by the Trust's regular counsel in connection with such counsel's representation of the Trust or its Trustees.

(e) The indemnification obligations set forth in Sections 5(c) and (d) shall not apply unless (i) Disputed Statements accurately reflect information provided to the Trust in writing by the Portfolio Manager; (ii) Disputed Statements were included in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager; (iii) the Portfolio Manager was afforded the opportunity to review Disputed Statements in connection with the 10 business day review requirement set forth in Section 5(b) above; and
(iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) and (d) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's Custodian, Administrator or Accounting Agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing any Disputed Statement.

6.  PERMISSIBLE INTEREST.
Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, the Trustees , officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The

                                    Portfolio Management Agreement -- Hotchkis
                                                    The Value Equity Portfolio
                                                                       7/22/96
effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.  DURATION, TERMINATION AND AMENDMENTS.
This Agreement shall become effective as of the date on which that certain agreement between Portfolio Manager's predecessor limited partnership and the Trust terminates as a result of its assignment, provided that this Agreement is approved by the shareholders of the Portfolio prior to such effective date. This Agreement shall continuefor two years following such effective date, and thereafter shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees ") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment.

For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8.  CONFIDENTIALITY; USE OF NAME.
Portfolio Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service providers. Portfolio Manager agrees that Portfolio Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Portfolio Manager's responsibilities hereunder. In addition, Portfolio Manager shall use its best efforts to ensure that any agent or affiliate of Portfolio Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of HCCI, and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of Hirtle, Callaghan and Co. Inc. ("HCCI") and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without

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                                                    The Value Equity Portfolio
                                                                       7/22/96
the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be
unreasonably  withheld.   The  provisions of  this  Section  8  shall  survive
termination of this Agreement.

9. REPRESENTATION, WARRANTIES AND AGREEMENTS OF PORTFOLIO MANAGER. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under
Section 9 of the Investment Company Act.

(b) It understands that, as a result of its services hereunder, certain of its employees and officers may be deemed "access persons" of the Trust within the meaning of Rule 17j-1 under the Investment Company Act and that each such access person is subject to the provisions of the code of ethics ("Trust's Code") adopted by the Trust in compliance with such rule. Portfolio Manager further represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 204-2(a)(12) under the Investment Advisers Act and will provide the Trust with a copy of such code of ethics. During the period that this Agreement is in effect, an officer or director of Portfolio Manager shall certify to the Trust, on a quarterly basis, that Portfolio Manager has complied with the requirements of the Portfolio Manager's Code during the prior year; and that either (i) no violation of such code occurred or (ii) if such a violation occurred, that appropriate action was taken in response to such violation. In addition, Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make every effort to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10.  STATUS OF PORTFOLIO MANAGER.
The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from

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                                                    The Value Equity Portfolio
                                                                       7/22/96
time  to time, engage to provide services to the Trust, its Portfolios or  its
shareholders.   The parties also acknowledge and agree that  nothing  in  this
Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.  COUNTERPARTS AND NOTICE.
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows, or to such other person or address as may be designated, in writing, by the party to whom such notice is to be given:

If to the Trust:
                      Mr. Donald E. Callaghan, President
                          The Hirtle Callaghan Trust
                           575 East Swedesford Road
                                Wayne, PA 19087

If to Portfolio Manager:

                              Hotchkis and Wiley
                      800 West Sixth Street, Fifth Floor
                         Los Angeles, California 90017

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek the satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

                                    Portfolio Management Agreement -- Hotchkis
                                                    The Value Equity Portfolio
                                                                       7/22/96
                                                                       Page 14